EXHIBIT 99.1
                                                                    ------------


FOR IMMEDIATE RELEASE
---------------------

CONTACTS:

Karla K. Rosa                                           Joanne Taylor
Chief Financial Officer                                 Media Relations Manager
Extended Systems                                        Extended Systems
(208) 322-7575, 6045                                    (208) 322-7575, 6090


                           EXTENDED SYSTEMS ANNOUNCES
                              THIRD QUARTER RESULTS

                    COMPANY REPORTS RECORD SOFTWARE REVENUE,
         SHOWS 26 PERCENT YEAR-OVER-YEAR AND 7 PERCENT SEQUENTIAL GROWTH

BOISE, Idaho (Apr. 21, 2003)--Extended Systems Inc. (Nasdaq:XTND), a leading provider of mobile information management (MIM) software and services for the enterprise, today reported net revenue of $7.4 million from continuing operations for the third quarter of fiscal 2003 ended March 31, 2003, up seven percent sequentially from the $6.9 million reported last quarter and up 26 percent from the $5.8 million reported during the third quarter of fiscal 2002.

The company reported a net loss of $648,000, or $.05 per share, an improvement over a net loss of $1.3 million, or $.09 per share, reported in the second quarter of fiscal 2003 and as compared to a net loss of $223,000, or $.02 per share, reported in the third quarter of fiscal 2002. The loss for the third quarter of fiscal 2003 included $361,000 of restructuring charges, primarily related to severance. The loss for the third quarter of fiscal 2002 included the benefit of an income tax refund of approximately $1.6 million.

At a time when many software companies are having difficulty overcoming current economic and political hurdles, Extended Systems not only increased revenue, it improved bottom-line results. "Our success is based on the business value and financial benefits that companies are realizing by mobilizing enterprise applications with Extended Systems software and services," said Extended Systems CEO and President Steve Simpson. "While we continued to build our customer base with new business from Global 2000 companies such as Arthur Gallagher and Nationwide Insurance, existing customers, including 3M and UBS Warburg, increased investments in Extended Systems' mobile technology."

Extended Systems' gross margin for continuing operations for the third quarter of fiscal 2003 was 85 percent, up from 82 percent in the prior quarter but down from 88 percent in the third quarter of fiscal 2002 due to an increase in lower margin professional services revenue in fiscal 2003.

For the nine months ended March 31, 2003, Extended Systems reported net revenue of $20.2 million, an increase of 17 percent over net revenue of $17.2 million for the nine months ended March 31, 2002. The company reported a net loss of $3.9 million, or $0.29 per share, for the first nine months of fiscal 2003, an improvement of 23 percent over a net loss of $5.0 million, or $0.46 per share, for the same period last year.

The company ended the quarter with $3.7 million in cash and cash equivalents, compared to $4.0 million as of December 31, 2002 and $4.6 million as of March 31, 2002.

During Extended Systems' third quarter, the company completed a restructuring plan that included the appointment of Charles Jepson as vice president of worldwide sales and marketing. Jepson's restructuring of the company's sales and marketing organization has resulted in the departure of Brad Surkamer, vice president of sales, and Fernando Ruarte, vice president of products. Jepson, who joined the company on February 28, 2003, is responsible for developing and executing a long-term, strategic global sales and marketing strategy designed to solidify Extended Systems' leadership position in the mobile information management software space.

Extended Systems will hold a conference call today at 5 p.m. Eastern Time to discuss its quarterly financial results, business highlights and outlook. At this time, management may answer questions concerning business and financial developments and trends, management's view on revenue and earnings forecasts and other business and financial matters affecting Extended Systems.

A simultaneous live Web cast and replay of the call will be available over the Internet at www.vcall.com and on the Extended Systems Web site at www.extendedsystems.com on the Conference Call tab of the Investor Relations page of the Company Information section. Replays of the call will also be available by telephone through April 25, 2003 at (877) 660-6853 or (201) 612-7415. The account number to access the telephone replay is 1628 and the conference identification number is 63939.

ABOUT EXTENDED SYSTEMS
Extended Systems provides the expertise, strategy and solutions to help enterprise organizations streamline their business processes through mobile technology. The company's mobile software suite enables companies to mobilize critical enterprise applications such as e-mail, field service, sales force automation (SFA), enterprise resource planning (ERP), and customer relationship management. In addition, the company offers Bluetooth and IrDA wireless connectivity software and client/server database management systems. Extended Systems has more than 2,500 enterprise customers worldwide and key alliance relationships with Ericsson, Handspring, HP, IBM, Microsoft, Motorola, Nokia, Palm, Sharp, Siemens and Toshiba.

Founded in 1984, Extended Systems has offices and subsidiaries in the United States and worldwide. For more information, visit the company Web site at www.extendedsystems.com.

                                       ###



This press release contains forward-looking statements, including statements relating to the company's position as a leading provider of mobile information management software and services, continued growth in the company's customer base and additional license purchases by existing customers, the ongoing success of Extended Systems' relationships with Arthur Gallagher, Nationwide Insurance, 3M and UBS Warburg, and Charles Jepson's success in developing and executing a strategy designed to solidify the company's market position. These statements are subject to risks and uncertainties. These risks and uncertainties include the success of the relationships between Extended Systems and Arthur Gallagher, Nationwide Insurance, 3M, UBS Warburg and other key business relationships, overall economic conditions and the level of information technology spending by existing and potential customers, the timing of purchases by significant customers, the perceived and realized benefits of mobile devices, the acceptance of specific industry-wide standards and protocols, the timely development and acceptance of new products and technologies, the risks associated with development of new products and product enhancements, the impact of competitive products and pricing, continued growth in the markets for our products, the risks associated with acquisitions, the risks associated with international sales and operations and other risks as detailed from time-to-time in the company's SEC filings, including its 2002 Annual Report on Form 10-K filed on September 23, 2002 and 2003 Quarterly Reports on Form 10-Q filed on November 14, 2002 and February 14, 2003.

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED STATEMENT OF OPERATIONS DATA
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  THREE MONTHS ENDED MARCH 31,     NINE MONTHS ENDED MARCH 31,
                                                     ----------------------          ----------------------
                                                       2003          2002              2003          2002
                                                     --------      --------          --------      --------
Revenue:
    License fees and royalties .................     $  5,696      $  5,011          $ 16,012      $ 14,787
    Services and other .........................        1,665           816             4,141         2,372
                                                     --------      --------          --------      --------
        Total net revenue ......................     $  7,361      $  5,827          $ 20,153      $ 17,159

Cost of revenue:
    License fees and royalties .................          287           351               854           996
    Services and other .........................          785           338             2,311           866
                                                     --------      --------          --------      --------
        Total cost of revenue ..................        1,072           689             3,165         1,862
                                                     --------      --------          --------      --------
            Gross profit .......................        6,289         5,138            16,988        15,297

Operating expenses:
   Research and development ....................        1,709         2,406             5,558         7,950
   Acquired in-process R&D .....................           --            --               430            --
   Marketing and sales .........................        3,830         3,360            10,761        10,314
   General and administrative ..................        1,240         1,143             3,747         3,273
   Amortization of goodwill ....................           --           231                --           694
   Restructuring charges .......................          361            --               497            --
                                                     --------      --------          --------      --------
        Total operating expenses ...............        7,140         7,140            20,993        22,231
                                                     --------      --------          --------      --------
        Loss from operations ...................         (851)       (2,002)           (4,005)       (6,934)
Other expense (income), net ....................          (42)           33                58           (50)
Interest expense ...............................           65            35               264            44
                                                     --------      --------          --------      --------
        Loss before income taxes ...............         (874)       (2,070)           (4,327)       (6,928)
Income tax benefit .............................          (79)       (1,700)             (133)       (1,746)
                                                     --------      --------          --------      --------
        Loss from continuing operations ........         (795)         (370)           (4,194)       (5,182)
                                                     --------      --------          --------      --------
Discontinued operations, net of tax:
    Net income from discontinued operations ....          147           147               316           152
                                                     --------      --------          --------      --------
        Net loss ...............................     $   (648)     $   (223)         $ (3,878)     $ (5,030)
                                                     ========      ========          ========      ========

Loss per share from continuing operations:
    Basic and diluted ..........................     $  (0.06)     $  (0.03)         $  (0.31)     $  (0.47)

Earnings per share from discontinued operations:
    Basic and diluted ..........................     $   0.01      $   0.01          $   0.02      $   0.01

Loss per share:
    Basic and diluted ..........................     $  (0.05)     $  (0.02)         $  (0.29)     $  (0.46)

Number of shares used in per share calculations:
    Basic and diluted ..........................       13,821        11,083            13,221        11,013

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED BALANCE SHEET DATA
(IN THOUSANDS, EXCEPT PAR VALUE PER SHARE AMOUNTS)

                                                                             MARCH 31,     JUNE 30,
                                                                               2003          2002
                                                                             --------      --------
ASSETS
Current:
   Cash and cash equivalents ...........................................     $  3,679      $  5,439
   Receivables, net ....................................................        5,767         4,284
   Prepaid and other ...................................................          628         1,719
                                                                             --------      --------
      Total current assets .............................................       10,074        11,442

Property and equipment, net ............................................        5,543         5,786
Goodwill ...............................................................       12,506         1,704
Intangibles, net .......................................................        1,386         1,439
                                                                             --------      --------
      Total assets .....................................................     $ 29,509      $ 20,371
                                                                             ========      ========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current:
   Accounts payable ....................................................     $  2,594      $  2,377
   Accrued expenses ....................................................        3,178         2,739
   Deferred revenue ....................................................        2,327         2,167
   Accrued restructuring ...............................................          799            --
   Short-term debt .....................................................          290            --
   Current portion of long term debt ...................................          434            --
   Capital leases ......................................................           25            --
                                                                             --------      --------
      Total current liabilities ........................................        9,647         7,283
                                                                             --------      --------

Non-Current:
   Long-term debt ......................................................          434            --
   Accrued restructuring ...............................................           97            --
   Capital leases ......................................................           48            --
   Other long-term liabilities .........................................          127            --
                                                                             --------      --------
      Total non-current liabilities ....................................          706            --
                                                                             --------      --------
      Total liabilities ................................................     $ 10,353      $  7,283
                                                                             --------      --------


Stockholders' equity:
   Preferred Stock; $0.001 par value per share, 5,000 shares authorized;
      no shares issued or outstanding ..................................           --            --
   Common stock; $0.001 par value per share, 75,000 shares authorized;
      13,821 and 11,208 shares issued and outstanding ..................           14            11
   Additional paid-in capital ..........................................       44,202        34,053
   Accumulated deficit .................................................      (24,002)      (20,124)
   Accumulated other comprehensive loss ................................       (1,058)         (852)
                                                                             --------      --------
      Total stockholders' equity .......................................       19,156        13,088
                                                                             --------      --------
      Total liabilities and stockholders' equity .......................     $ 29,509      $ 20,371
                                                                             ========      ========